CENTRAL SECURITIES CORPORATION

STATEMENT OF INVESTMENTS

September 30, 2023

(unaudited)

Shares		Value
COMMON STOCKS 91.4%
	Banks 2.4%
200,000	JPMorgan Chase & Co.	$29,004,000

	Communications Services 7.8%
500,000	Alphabet Inc. Class A (a)	65,430,000
100,000	Meta Platforms, Inc. Class A (a)	30,021,000
		95,451,000

	Diversified Financial 9.6%
230,000	American Express Company	34,313,700
300,000	Capital One Financial Corporation	29,115,000
700,000	The Charles Schwab Corporation	38,430,000
65,000	Visa Inc. Class A	14,950,650
		116,809,350

	Diversified Industrial 3.2%
450,000	AerCap Holdings N.V. (a)	28,201,500
200,000	Brady Corporation Class A	10,984,000
		39,185,500

	Energy 4.6%
365,000	Hess Corporation	55,845,000

	Health Care 4.9%
90,000	Johnson & Johnson	14,017,500
185,000	Medtronic plc	14,496,600
200,000	Merck & Co., Inc.	20,590,000
300,000	Roche Holding AG ADR	10,179,000
		59,283,100

	Insurance Brokers 4.0%
150,000	Aon plc Class A	48,633,000

	Insurance Underwriters 28.3%
28,424	The Plymouth Rock Company Class A (b)(c)	284,240,000
435,000	Progressive Corporation	60,595,500
		344,835,500

	Real Estate 2.8%
1,000,000	Kennedy-Wilson Holdings Inc.	14,740,000
700,000	Rayonier Inc.	19,922,000
		34,662,000

Shares		Value
	Retailing 3.5%
225,000	Amazon.com, Inc. (a)	$28,602,000
11,000	Mercadolibre, Inc. (a)	13,946,680
		42,548,680

	Semiconductor 8.0%
440,000	Analog Devices, Inc.	77,039,600
400,000	Intel Corporation	14,220,000
170,000	Wolfspeed, Inc., Inc. (a)	6,477,000
		97,736,600

	Software and Services 4.2%
80,000	Microsoft Corporation	25,260,000
54,000	Roper Technologies, Inc.	26,151,120
		51,411,120

	Technology Hardware and Equipment 8.1%
400,000	Coherent Corp. (a)	13,056,000
200,000	Keysight Technologies, Inc. (a)	26,462,000
170,000	Motorola Solutions, Inc.	46,280,800
30,000	Teledyne Technologies Incorporated (a)	12,257,400
		98,056,200

	Total Common Stocks (cost $397,230,427)	1,113,461,050

	SHORT-TERM INVESTMENTS 6.5%

Principal	U.S. Treasury Bills 6.5%
$80,000,000	U.S. Treasury Bills 5.359% - 5.367% due 10/12/23 - 10/24/23 (d)	79,801,411

	Total Short-Term Investments (cost $79,801,411)	79,801,411

	Total Investments (cost $477,031,838) (97.9%)	1,193,262,461

	Cash, receivables and other assets less liabilities (2.1%)	25,645,002

	Net Assets (100%)	$1,218,907,463

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c)	Valued based on Level 3 inputs. See Note 2.
(d)	Valued based on Level 2 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION
(the “Corporation”)
NOTES TO STATEMENT OF INVESTMENTS
(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of September 30, 2023, the tax cost of investments was $477,031,838. Net unrealized appreciation was $716,230,623 consisting of gross unrealized appreciation and gross unrealized depreciation of $730,644,403 and $14,413,780, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

●	Level 1 – Quoted prices in active markets for identical investments;
●	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
●	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of September 30, 2023 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$829,221,050	—	$284,240,000	$1,113,461,050
Short-term investments	—	79,801,411	—	79,801,411
Total investments	$829,221,050	$79,801,411	$284,240,000	$1,193,262,461

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2022	$258,658,400
Change in net unrealized appreciation of investments in affiliated companies included in net increase in net assets resulting from operations	25,581,600
Balance at September 30, 2023	$284,240,000

Unrealized appreciation of Level 3 investments held as of September 30, 2023 increased during the nine months ended September 30, 2023 by $25,581,600, which is included in the above table.

Management assists the Board of Directors in the determination of fair value of Plymouth Rock. In valuing the Plymouth Rock Level 3 investment as of September 30, 2023, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 1.0–2.0; average: 1.3); price-to-historical earnings (range: 10.0–39.7; average: 23.0); and price-to-forward earnings estimates (range: 24.1–36.6; average: 28.6). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 12%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 25% to 40%, a range management believes market participants would apply. An independent valuation of Plymouth Rock’s shares obtained by Plymouth Rock was also considered. Management presented and discussed the above information with the Corporation’s directors, who determined the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On September 30, 2023, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $284,240,000 at September 30, 2023, which was equal to 23.3% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the nine months ended September 30, 2023, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $25,581,600 and the Corporation received dividends of $7,224,244 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer of the Corporation is a director of certain subsidiaries of Plymouth Rock.